UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 15, 2009

IGI LABORATORIES, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices)(Zip Code)

(856) 697-1441
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Company’s Current Report on Form 8-K filed March 19, 2009, on March 13, 2009, IGI Laboratories, Inc., a Delaware corporation (the “Company”) completed a private placement of Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred Stock”), secured convertible promissory notes (the “Notes”) and warrants to purchase shares of Series B-2 Preferred Stock (the “Warrants” and together with the Series B-1 Preferred Stock and the Notes, the “Securities”) to certain investment funds affiliated with Signet Healthcare Partners, G.P. (the “Investors”), for an aggregate purchase price of $6,000,000 (the “Offering”). Upon consummation of the Offering, the board of directors of the Company (the “Board”) appointed Joyce Erony, a managing director of Signet Healthcare Partners, G.P., to a newly created seat on the Board, as the designee of the holders of Series B-1 Preferred Stock.

On May 15, 2009, at the 2009 Annual Meeting of Stockholders of the Company (the “2009 Annual Meeting”), the holders of Series B-1 Preferred Stock re-elected Joyce Erony to serve as their designee on the Board. In addition, the stockholders of the Company re-elected each of Terrence O’Donnell, Stephen J. Morris, Rajiv Mathur and Jane E. Hager to serve on the Board until the next annual meeting of stockholders and until his or her successor has been duly appointed and qualified, or until his or her earlier resignation or removal.

As described in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, the stockholders of the Company approved the Offering at the 2009 Annual Meeting. Upon stockholder approval of the Offering, James C. Gale, a managing director of Signet Healthcare Partners, G.P., was appointed to fill a newly created seat on the Board as designee of the holders of Series B-1 Preferred Stock until the next annual meeting of stockholders and until his successor is duly appointed and qualified or until his earlier resignation or removal. As of the filing date of this Current Report on Form 8-K, Mr. Gale has not been appointed to any committees of the Board. As a non-employee director, Mr. Gale will be entitled to receive the Company’s standard non-employee director compensation as described in the Company’s 2009 proxy statement filed with the Securities and Exchange Commission on April 17, 2009.

As a managing director of Signet Healthcare Partners, G.P., Mr. Gale has an indirect interest in the Securities acquired by the Investors in the Offering. Other than such interest, there are no related party transactions between the Company and Mr. Gale required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On May 15, 2009, the Company issued a press release announcing the results of its Annual Meeting of Shareholders held on May 15, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 15, 2009 Announcing Annual Stockholders Meeting Voting Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

Date: May 19, 2009	By:/s/ Rajiv Mathur
Name: Rajiv Mathur Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 15, 2009 Announcing Annual Stockholders Meeting Voting Results